                    SCHWABFUNDS-REGISTERED TRADEMARK-




         SCHWAB
         ANALYTICS
         FUND-R-


                             ANNUAL REPORT
                                  AND
                     AN IMPORTANT NOTICE REGARDING
                        DELIVERY OF SHAREHOLDER
                               DOCUMENTS



October 31, 1999

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted a rule permitting mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Schwab may begin indefinitely householding prospectuses and shareholder reports for SchwabFunds-Registered Trademark- effective February 29, 2000.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES and shareholder reports ARE AVAILABLE FREE OF CHARGE, AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SchwabFunds prospectuses are also available on our Web site at www.schwab.com.

If you would otherwise fall under our householding policy, but for any reason prefer to receive multiple SchwabFunds prospectuses and shareholder reports, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 1-800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                    SCHWABFUNDS-REGISTERED TRADEMARK-




         SCHWAB
         ANALYTICS
         FUND-R-


         Annual Report
         October 31, 1999

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-

We are pleased to bring you this annual report for the Schwab Analytics Fund (the fund) for the one-year period ended October 31, 1999.

The fund seeks to achieve long-term capital growth. To meet its objective, the fund uses quantitative techniques, proprietary software models and real-time databases to systematically select stocks that exhibit a combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500-Registered Trademark- Index (the Index) over the long term. The fund also intends to maintain broad industry diversification similar to that of the Index. By doing so, the fund seeks to outperform the Index over the long term without significantly increasing the risk to the investor.

FUND LISTINGS

The fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as ANALYTIC under the heading
SCHWABFUNDS.-Registered Trademark- Its computer quotation symbol is SWANX.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Investor Should Know             2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab Analytics Fund
  FUND PERFORMANCE                          7
  PORTFOLIO SNAPSHOT                        9
---------------------------------------------
The Portfolio Management Team              11
---------------------------------------------
Fund Discussion                            12
---------------------------------------------
Glossary                                   14
---------------------------------------------
Financial Statements and Notes             16
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]

Dear Shareholder,

As 1999 draws to a close, I'd like to take this opportunity to reflect on the year and the changes and milestones that have taken place at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds-Registered Trademark- Family.

First of all, we reached a significant milestone in September, when SchwabFunds assets topped the $100 billion mark. With the support of investors like you, SchwabFunds continue to be among the largest and fastest growing fund families in the nation.

Secondly, we added two new products to our SchwabFunds offering:

- SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S. companies of all types and sizes.

- SCHWAB YIELDPLUS FUND-TM- The fund seeks high current income with minimal changes in share price. It is designed to provide the potential for higher yields than a money fund and lower risk than a longer-term bond fund through a management strategy designed to minimize price fluctuation. Intended for your long-term (over one-year) cash needs, the fund seeks to increase the overall yield potential of the cash portion of your portfolio.

For more information on either of these funds, please call 1-800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this annual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Every Investor Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource which can help you keep track your funds' performance.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
October 31, 1999

 THE YEAR 2000

  One issue with the potential to disrupt portfolio operations and affect performance is the inability of some computers to recognize the year 2000. The Investment Adviser will continue to take steps to enable its systems to handle the year 2000 problem. The Investment Adviser is also seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance however, exactly how this issue will affect portfolio administration, portfolio performance or securities markets in general.

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification ACROSS asset classes can be just as important as diversification WITHIN one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which have tended to move with less-than-perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.*

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                No. of
                         Fixed       Share      Shares
                       Investment    Price     Purchased
--------------------------------------------------------
Month 1                    $400       $10           40
--------------------------------------------------------
Month 2                    $400        $8           50
--------------------------------------------------------
Month 3                    $400        $5           80
--------------------------------------------------------
Month 4                    $400        $8           50
--------------------------------------------------------
Month 5                    $400       $10           40
--------------------------------------------------------
Totals                   $2,000        --          260
--------------------------------------------------------

AVERAGE SHARE PRICE ($41 DIVIDED BY 5
periods):                                        $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):               $7.69
PER-SHARE ADVANTAGE:                             $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

* Regular investing strategies such as dollar-cost averaging do not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment, investors should consider their ability to continue purchases through periods of low price levels.
2

  SCHWAB'S 10 INVESTING PRINCIPLES

   1. START WITH THE BASICS FOR LONG-TERM INVESTING.

   2. GET STARTED NOW!

   3. KNOW YOURSELF.

   4. INVEST IN THE STOCK MARKET FOR GROWTH.

   5. TAKE A LONG-TERM VIEW.

   6. BUILD A DIVERSIFIED PORTFOLIO.

   7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

   8. MINIMIZE YOUR EXPENSES.

   9. STAY ON TRACK.

  10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in MONEYLINK,-Registered Trademark- Schwab's electronic transfer service, to automatically transfer money to your Schwab account.

With MoneyLink, you can arrange to regularly and automatically transfer money between your bank account and your Schwab account. It's a convenient way to build your investment over time.

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by shortterm market trends. For more information, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

  You can find a wealth of information about our investment philosophy and funds, as well as updated fund performance data at our Web site:
  WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its lengthy expansion with a strong real growth rate of 4.3% for the year ended September 1999--a rate considered to be in excess of the long-term maximum sustainable non-inflationary growth rate. High levels of consumer confidence and spending, low interest rates, rising real wages and strong gains in stock prices have been the principal factors responsible for this lengthy expansion.

In a major revision of the GDP benchmark data going back four decades, the Commerce Department reported that, during the 1990s, growth was stronger, personal savings higher, and inflation lower than previously calculated.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            REAL GDP GROWTH RATE
                         QUARTERLY PERCENTAGE CHANGE
                              (ANNUALIZED RATE)
Q1 1990                                         5.0%
Q2 1990                                         1.0%
Q3 1990                                        -0.6%
Q4 1990                                        -3.0%
Q1 1991                                        -1.7%
Q2 1991                                         2.6%
Q3 1991                                         1.3%
Q4 1991                                         2.5%
Q1 1992                                         4.3%
Q2 1992                                         4.0%
Q3 1992                                         3.1%
Q4 1992                                         5.2%
Q1 1993                                        -0.7%
Q2 1993                                         2.1%
Q3 1993                                         1.5%
Q4 1993                                         6.0%
Q1 1994                                         3.6%
Q2 1994                                         5.7%
Q3 1994                                         2.2%
Q4 1994                                         5.1%
Q1 1995                                         1.5%
Q2 1995                                         0.8%
Q3 1995                                         3.2%
Q4 1995                                         3.3%
Q1 1996                                         2.9%
Q2 1996                                         6.9%
Q3 1996                                         2.2%
Q4 1996                                         4.9%
Q1 1997                                         4.9%
Q2 1997                                         5.1%
Q3 1997                                         4.0%
Q4 1997                                         3.1%
Q1 1998                                         6.7%
Q2 1998                                         2.1%
Q3 1998                                         3.8%
Q4 1998                                         5.9%
Q1 1999                                         3.7%
Q2 1999                                         1.9%
Q3 1999                                         5.5%
Source: BLOOMBERG L.P.

Despite some recent slowing in the housing sector and a moderate decline in consumer confidence, personal consumption and business fixed investment remain strong. The consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate pace than experienced so far in 1999.

Last year's concerns over the impact of international economic problems have been displaced by concerns over imbalances in the domestic economy, namely the surging current account (trade) deficit, record high stock valuations, and the low savings rate. Looking ahead, the behavior of domestic consumers in response to continued stock market volatility may also be a key determinant of whether the economy continues on its current course or softens throughout 2000.



UNEMPLOYMENT

October's unemployment rate of 4.1% was a 29-year low. Labor markets continue to be extremely tight in many areas of the country. Growth in the labor force has slowed, and there continues to be concern that wage and benefits increases may begin to put more pressure on labor costs (refer to Employment Cost Index on the next page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        U.S. UNEMPLOYMENT RATE
Jan-90                                    5.4%
Feb-90                                    5.3%
Mar-90                                    5.2%
Apr-90                                    5.4%
May-90                                    5.4%
Jun-90                                    5.2%
Jul-90                                    5.5%
Aug-90                                    5.7%
Sep-90                                    5.9%
Oct-90                                    5.9%
Nov-90                                    6.2%
Dec-90                                    6.3%
Jan-91                                    6.4%
Feb-91                                    6.6%
Mar-91                                    6.8%
Apr-91                                    6.7%
May-91                                    6.9%
Jun-91                                    6.9%
Jul-91                                    6.8%
Aug-91                                    6.9%
Sep-91                                    6.9%
Oct-91                                    7.0%
Nov-91                                    7.0%
Dec-91                                    7.3%
Jan-92                                    7.3%
Feb-92                                    7.4%
Mar-92                                    7.4%
Apr-92                                    7.4%
May-92                                    7.6%
Jun-92                                    7.8%
Jul-92                                    7.7%
Aug-92                                    7.6%
Sep-92                                    7.6%
Oct-92                                    7.3%
Nov-92                                    7.4%
Dec-92                                    7.4%
Jan-93                                    7.3%
Feb-93                                    7.1%
Mar-93                                    7.0%
Apr-93                                    7.1%
May-93                                    7.1%
Jun-93                                    7.0%
Jul-93                                    6.9%
Aug-93                                    6.8%
Sep-93                                    6.7%
Oct-93                                    6.8%
Nov-93                                    6.6%
Dec-93                                    6.5%
Jan-94                                    6.8%
Feb-94                                    6.6%
Mar-94                                    6.5%
Apr-94                                    6.4%
May-94                                    6.1%
Jun-94                                    6.1%
Jul-94                                    6.3%
Aug-94                                    6.0%
Sep-94                                    5.8%
Oct-94                                    5.8%
Nov-94                                    5.6%
Dec-94                                    5.5%
Jan-95                                    5.6%
Feb-95                                    5.4%
Mar-95                                    5.3%
Apr-95                                    5.8%
May-95                                    5.8%
Jun-95                                    5.6%
Jul-95                                    5.6%
Aug-95                                    5.7%
Sep-95                                    5.6%
Oct-95                                    5.5%
Nov-95                                    5.7%
Dec-95                                    5.6%
Jan-96                                    5.6%
Feb-96                                    5.5%
Mar-96                                    5.6%
Apr-96                                    5.5%
May-96                                    5.6%
Jun-96                                    5.3%
Jul-96                                    5.5%
Aug-96                                    5.1%
Sep-96                                    5.2%
Oct-96                                    5.2%
Nov-96                                    5.3%
Dec-96                                    5.4%
Jan-97                                    5.3%
Feb-97                                    5.3%
Mar-97                                    5.1%
Apr-97                                    5.0%
May-97                                    4.7%
Jun-97                                    5.0%
Jul-97                                    4.7%
Aug-97                                    4.9%
Sep-97                                    4.7%
Oct-97                                    4.7%
Nov-97                                    4.6%
Dec-97                                    4.7%
Jan-98                                    4.5%
Feb-98                                    4.6%
Mar-98                                    4.6%
Apr-98                                    4.3%
May-98                                    4.3%
Jun-98                                    4.5%
Jul-98                                    4.5%
Aug-98                                    4.5%
Sep-98                                    4.5%
Oct-98                                    4.5%
Nov-98                                    4.4%
Dec-98                                    4.3%
Jan-99                                    4.3%
Feb-99                                    4.4%
Mar-99                                    4.2%
Apr-99                                    4.3%
May-99                                    4.2%
Jun-99                                    4.3%
Jul-99                                    4.3%
Aug-99                                    4.2%
Sep-99                                    4.2%
Oct-99                                    4.1%
Source: BLOOMBERG L.P.

INFLATION

Price inflation continued to remain well contained. The Consumer Price Index
(CPI) rose just 2.6% for the year ended October 1999. Its core rate (which excludes the more volatile food and energy components) rose just 2.1%. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.3% for the year ended September 1999.

The Employment Cost Index, which measures inflation in wages, salaries and benefits was also well contained, increasing 3.1% for the year ended September 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION
                        QUARTERLY EMPLOYMENT COST INDEX  MONTHLY CONSUMER PRICE INDEX
Jan-90                                             5.5%                          5.2%
Feb-90                                             5.5%                          5.3%
Mar-90                                             5.5%                          5.2%
Apr-90                                             5.4%                          4.7%
May-90                                             5.4%                          4.4%
Jun-90                                             5.4%                          4.7%
Jul-90                                             5.2%                          4.8%
Aug-90                                             5.2%                          5.6%
Sep-90                                             5.2%                          6.2%
Oct-90                                             4.9%                          6.3%
Nov-90                                             4.9%                          6.3%
Dec-90                                             4.9%                          6.1%
Jan-91                                             4.6%                          5.7%
Feb-91                                             4.6%                          5.3%
Mar-91                                             4.6%                          4.9%
Apr-91                                             4.6%                          4.9%
May-91                                             4.6%                          5.0%
Jun-91                                             4.6%                          4.7%
Jul-91                                             4.3%                          4.4%
Aug-91                                             4.3%                          3.8%
Sep-91                                             4.3%                          3.4%
Oct-91                                             4.3%                          2.9%
Nov-91                                             4.3%                          3.0%
Dec-91                                             4.3%                          3.1%
Jan-92                                             4.0%                          2.6%
Feb-92                                             4.0%                          2.8%
Mar-92                                             4.0%                          3.2%
Apr-92                                             3.6%                          3.2%
May-92                                             3.6%                          3.0%
Jun-92                                             3.6%                          3.1%
Jul-92                                             3.5%                          3.2%
Aug-92                                             3.5%                          3.1%
Sep-92                                             3.5%                          3.0%
Oct-92                                             3.5%                          3.2%
Nov-92                                             3.5%                          3.0%
Dec-92                                             3.5%                          2.9%
Jan-93                                             3.5%                          3.3%
Feb-93                                             3.5%                          3.2%
Mar-93                                             3.5%                          3.1%
Apr-93                                             3.6%                          3.2%
May-93                                             3.6%                          3.2%
Jun-93                                             3.6%                          3.0%
Jul-93                                             3.6%                          2.8%
Aug-93                                             3.6%                          2.8%
Sep-93                                             3.6%                          2.7%
Oct-93                                             3.5%                          2.8%
Nov-93                                             3.5%                          2.7%
Dec-93                                             3.5%                          2.7%
Jan-94                                             3.2%                          2.5%
Feb-94                                             3.2%                          2.5%
Mar-94                                             3.2%                          2.5%
Apr-94                                             3.2%                          2.4%
May-94                                             3.2%                          2.3%
Jun-94                                             3.2%                          2.5%
Jul-94                                             3.2%                          2.8%
Aug-94                                             3.2%                          2.9%
Sep-94                                             3.2%                          3.0%
Oct-94                                             3.0%                          2.6%
Nov-94                                             3.0%                          2.7%
Dec-94                                             3.0%                          2.7%
Jan-95                                             2.9%                          2.8%
Feb-95                                             2.9%                          2.9%
Mar-95                                             2.9%                          2.9%
Apr-95                                             2.9%                          3.1%
May-95                                             2.9%                          3.2%
Jun-95                                             2.9%                          3.0%
Jul-95                                             2.7%                          2.8%
Aug-95                                             2.7%                          2.6%
Sep-95                                             2.7%                          2.5%
Oct-95                                             2.7%                          2.8%
Nov-95                                             2.7%                          2.6%
Dec-95                                             2.7%                          2.5%
Jan-96                                             2.8%                          2.7%
Feb-96                                             2.8%                          2.7%
Mar-96                                             2.8%                          2.8%
Apr-96                                             2.9%                          2.9%
May-96                                             2.9%                          2.9%
Jun-96                                             2.9%                          2.8%
Jul-96                                             2.8%                          3.0%
Aug-96                                             2.8%                          2.9%
Sep-96                                             2.8%                          3.0%
Oct-96                                             2.9%                          3.0%
Nov-96                                             2.9%                          3.3%
Dec-96                                             2.9%                          3.3%
Jan-97                                             2.9%                          3.0%
Feb-97                                             2.9%                          3.0%
Mar-97                                             2.9%                          2.8%
Apr-97                                             2.8%                          2.5%
May-97                                             2.8%                          2.2%
Jun-97                                             2.8%                          2.3%
Jul-97                                             3.0%                          2.2%
Aug-97                                             3.0%                          2.2%
Sep-97                                             3.0%                          2.2%
Oct-97                                             3.3%                          2.1%
Nov-97                                             3.3%                          1.8%
Dec-97                                             3.3%                          1.7%
Jan-98                                             3.3%                          1.6%
Feb-98                                             3.3%                          1.4%
Mar-98                                             3.3%                          1.4%
Apr-98                                             3.5%                          1.4%
May-98                                             3.5%                          1.7%
Jun-98                                             3.5%                          1.7%
Jul-98                                             3.7%                          1.7%
Aug-98                                             3.7%                          1.6%
Sep-98                                             3.7%                          1.5%
Oct-98                                             3.4%                          1.5%
Nov-98                                             3.4%                          1.5%
Dec-98                                             3.4%                          1.6%
Jan-99                                             3.0%                          1.7%
Feb-99                                             3.0%                          1.6%
Mar-99                                             3.0%                          1.7%
Apr-99                                             3.2%                          2.3%
May-99                                             3.2%                          2.1%
Jun-99                                             3.2%                          2.0%
Jul-99                                             3.1%                          2.1%
Aug-99                                             3.1%                          2.3%
Sep-99                                             3.1%                          2.6%
Oct-99                                                                           2.6%
Source: BLOOMBERG L.P.

Although there is little evidence of accelerating core inflation, the U.S. Federal Reserve Board has expressed concern that should labor markets continue to tighten, increases in wages may outpace productivity growth. In that environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.8% in 1998 and at a 2.7% annualized rate in the first three quarters of 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT
                                         MSCI-EAFE-REGISTERED                      RUSSELL 2000   LEHMAN AGGREGATE
                                         TRADEMARK- INDEX      S&P 500 INDEX    SMALL-CAP INDEX         BOND INDEX
Oct-98                                              $1.00              $1.00              $1.00              $1.00
Nov-98                                              $1.05              $1.06              $1.05              $1.01
Dec-98                                              $1.09              $1.12              $1.12              $1.01
Jan-99                                              $1.09              $1.17              $1.13              $1.02
Feb-99                                              $1.06              $1.13              $1.04              $1.00
Mar-99                                              $1.11              $1.18              $1.06              $1.00
Apr-99                                              $1.15              $1.22              $1.15              $1.01
May-99                                              $1.09              $1.19              $1.17              $1.00
Jun-99                                              $1.14              $1.26              $1.22              $0.99
Jul-99                                              $1.17              $1.22              $1.19              $0.99
Aug-99                                              $1.17              $1.22              $1.14              $0.99
Sep-99                                              $1.18              $1.18              $1.14              $1.00
Oct-99                                              $1.23              $1.26              $1.15              $1.01

COMPILED BY CHARLES SCHWAB & CO., INC.

Large-cap domestic stocks, as represented by the S&P 500-Registered Trademark-Index, continued to be the strongest performing asset class, achieving a total return of 25.7% for the year ended October 1999. Within the S&P 500, growth stocks continued to be the strongest performing style for the period. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index also experienced a positive return of 14.9%.

Assisted by the rebound in Asian markets, international stock returns, as represented by the MSCI-EAFE Index, experienced a positive total return of 23.0% for the one-year reporting period ended October 31, 1999.

Reflecting the rise in intermediate and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index,-Registered Trademark- were 0.5% for the one-year reporting period.

U.S. EQUITY VALUATION

The price/earnings (P/E) ratio for the S&P 500-Registered Trademark- Index reached record highs during the reporting period and ended the period at a lofty
29.9 times earnings, approximately twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
Jan-90                        14.37
Feb-90                        14.21
Mar-90                        14.77
Apr-90                        14.82
May-90                        15.84
Jun-90                        16.66
Jul-90                        16.65
Aug-90                        15.57
Sep-90                         14.9
Oct-90                        14.36
Nov-90                        14.59
Dec-90                        15.19
Jan-91                        14.95
Feb-91                        16.82
Mar-91                        17.48
Apr-91                        17.85
May-91                        17.92
Jun-91                        17.96
Jul-91                        18.07
Aug-91                        19.72
Sep-91                        19.88
Oct-91                        19.92
Nov-91                        21.02
Dec-91                        21.85
Jan-92                        23.35
Feb-92                        23.83
Mar-92                        25.45
Apr-92                        25.51
May-92                        25.71
Jun-92                        25.08
Jul-92                        25.61
Aug-92                         25.5
Sep-92                        24.37
Oct-92                        23.94
Nov-92                        24.08
Dec-92                        24.01
Jan-93                         24.2
Feb-93                        24.25
Mar-93                        24.22
Apr-93                         23.2
May-93                        23.21
Jun-93                        22.58
Jul-93                        22.52
Aug-93                        23.02
Sep-93                        23.74
Oct-93                        23.97
Nov-93                        22.55
Dec-93                        23.55
Jan-94                        22.98
Feb-94                        21.17
Mar-94                        20.34
Apr-94                         20.1
May-94                        20.16
Jun-94                        19.76
Jul-94                        18.64
Aug-94                         18.9
Sep-94                        18.26
Oct-94                        17.55
Nov-94                        16.58
Dec-94                        16.98
Jan-95                        16.23
Feb-95                         16.2
Mar-95                         16.5
Apr-95                        16.02
May-95                        16.43
Jun-95                        16.82
Jul-95                        16.55
Aug-95                        16.18
Sep-95                        16.86
Oct-95                        16.18
Nov-95                        17.14
Dec-95                        17.41
Jan-96                        18.11
Feb-96                        18.56
Mar-96                        18.94
Apr-96                        19.16
May-96                        19.48
Jun-96                         19.3
Jul-96                        18.31
Aug-96                        18.62
Sep-96                        19.75
Oct-96                         19.6
Nov-96                        21.05
Dec-96                         20.7
Jan-97                        20.55
Feb-97                        20.98
Mar-97                        19.87
Apr-97                        20.24
May-97                        21.43
Jun-97                        22.45
Jul-97                        23.92
Aug-97                        22.64
Sep-97                           24
Oct-97                        22.84
Nov-97                        24.02
Dec-97                        24.51
Jan-98                        24.99
Feb-98                        26.44
Mar-98                        27.76
Apr-98                        26.51
May-98                        26.12
Jun-98                        27.09
Jul-98                        26.78
Aug-98                        22.77
Sep-98                        24.23
Oct-98                        27.58
Nov-98                        30.14
Dec-98                        31.97
Jan-99                        33.29
Feb-99                        32.65
Mar-99                        33.78
Apr-99                         33.9
May-99                        32.74
Jun-99                         34.7
Jul-99                        31.62
Aug-99                        31.21
Sep-99                         29.9
Oct-99                        29.92
30-Year Average                15.5
Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate term rates continued to climb upward during the reporting period. Scaled back concerns about the impact of international economic problems and the continued growth of the domestic economy were the primary drivers of this upward trend in yields.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                            30-YEAR TREASURY  FIVE-YEAR TREASURY
                                                  BOND YIELD          NOTE YIELD
10/2/98                                                4.84%               4.08%
10/9/98                                                5.12%               4.46%
10/16/98                                               4.98%               4.04%
10/23/98                                               5.18%               4.30%
10/30/98                                               5.16%               4.23%
11/6/98                                                5.39%               4.59%
11/13/98                                               5.25%               4.50%
11/20/98                                               5.22%               4.60%
11/27/98                                               5.16%               4.59%
12/4/98                                                5.04%               4.39%
12/11/98                                               5.02%               4.39%
12/18/98                                               5.00%               4.36%
12/25/98                                               5.22%               4.71%
1/1/99                                                 5.10%               4.54%
1/8/99                                                 5.27%               4.73%
1/15/99                                                5.11%               4.55%
1/22/99                                                5.08%               4.52%
1/29/99                                                5.09%               4.55%
2/5/99                                                 5.35%               4.86%
2/12/99                                                5.42%               4.96%
2/19/99                                                5.39%               4.99%
2/26/99                                                5.58%               5.22%
3/5/99                                                 5.60%               5.22%
3/12/99                                                5.53%               5.06%
3/19/99                                                5.56%               5.08%
3/26/99                                                5.59%               5.08%
4/2/99                                                 5.46%               4.96%
4/9/99                                                 5.46%               4.96%
4/16/99                                                5.57%               5.11%
4/23/99                                                5.60%               5.14%
4/30/99                                                5.66%               5.21%
5/7/99                                                 5.81%               5.37%
5/14/99                                                5.92%               5.50%
5/21/99                                                5.75%               5.43%
5/28/99                                                5.83%               5.58%
6/4/99                                                 5.96%               5.73%
6/11/99                                                6.16%               5.91%
6/18/99                                                5.97%               5.73%
6/25/99                                                6.15%               5.89%
7/2/99                                                 6.00%               5.69%
7/9/99                                                 6.00%               5.69%
7/16/99                                                5.88%               5.55%
7/23/99                                                6.03%               5.69%
7/30/99                                                6.10%               5.79%
8/6/99                                                 6.18%               5.91%
8/13/99                                                6.10%               5.86%
8/20/99                                                5.99%               5.77%
8/27/99                                                5.98%               5.77%
9/3/99                                                 6.02%               5.77%
9/10/99                                                6.04%               5.78%
9/17/99                                                6.06%               5.75%
9/24/99                                                5.97%               5.66%
10/1/99                                                6.13%               5.86%
10/8/99                                                6.20%               5.95%
10/15/99                                               6.26%               5.97%
10/22/99                                               6.35%               6.10%
10/29/99                                               6.16%               5.95%
Source: BLOOMBERG L.P.

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/99

                                                                                        SINCE INCEPTION
                                                                    ONE YEAR               (7/1/96)
-------------------------------------------------------------------------------------------------------
SCHWAB ANALYTICS FUND(1)                                             35.20%                 27.25%
-------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                  25.67%                 25.71%
-------------------------------------------------------------------------------------------------------
Average Large-Cap Fund(2)                                            23.61%                 20.64%
-------------------------------------------------------------------------------------------------------

National Association of Securities Dealers, Inc. (NASD) regulations require that we report performance data as of the most recent calendar quarter -- in this case, the quarter ended 9/30/99. As of 9/30/99, the fund's one-year and since-inception average annual total returns were 32.72% and 24.99%, respectively. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 32.44% and 24.51%, respectively, as of 9/30/99.

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 10/31/99, the fund's one-year and since-inception average annual returns would have been 34.95% and 26.77%.

(2) Based on data supplied by Morningstar, Inc. Average annual total returns for 2,173 large-cap funds, for the one-year and since-inception periods. These funds may or may not follow a strategy similar to that followed by the Schwab Analytics Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCHWAB ANALYTICS FUND  S&P 500
07/01/96                $10,000  $10,000
07/31/96                 $9,690   $9,558
08/31/96                 $9,880   $9,760
09/30/96                $10,620  $10,308
10/31/96                $11,010  $10,593
11/30/96                $11,640  $11,393
12/31/96                $11,368  $11,168
01/31/97                $11,959  $11,865
02/28/97                $11,908  $11,958
03/31/97                $11,287  $11,468
04/30/97                $12,081  $12,152
05/31/97                $12,722  $12,890
06/30/97                $13,272  $13,468
07/31/97                $14,462  $14,539
08/31/97                $13,821  $13,724
09/30/97                $14,646  $14,475
10/31/97                $13,964  $13,992
11/30/97                $14,676  $14,640
12/31/97                $14,963  $14,891
01/31/98                $15,054  $15,057
02/28/98                $16,155  $16,142
03/31/98                $16,801  $16,969
04/30/98                $16,949  $17,140
05/31/98                $16,620  $16,845
06/30/98                $17,448  $17,529
07/31/98                $17,198  $17,343
08/31/98                $14,555  $14,839
09/30/98                $15,565  $15,790
10/31/98                $16,529  $17,074
11/30/98                $17,561  $18,109
12/31/98                $19,158  $19,152
01/31/99                $20,138  $19,952
02/28/99                $19,134  $19,332
03/31/99                $19,961  $20,105
04/30/99                $20,882  $20,883
05/31/99                $20,493  $20,390
06/30/99                $21,910  $21,522
07/31/99                $21,189  $20,850
08/31/99                $21,154  $20,746
09/30/99                $20,658  $20,177
10/31/99                $22,347  $21,455

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Analytics Fund,-Registered Trademark- made at its inception, with similar investments in the S&P 500-Registered Trademark- Index.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                        $191,513
----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $288,655
----------------------------------------------------------------------
Percentage growth over reporting period                         50.70%
----------------------------------------------------------------------

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
PORTFOLIO SNAPSHOT

Schwab Analytics Fund (the fund) invests primarily in the common stocks of large- and mid-cap publicly traded U.S. companies. The fund will typically invest in the stocks of at least 50 issuers, and intends to maintain industry diversification similar to that of the S&P 500-Registered Trademark- Index. The information below and on the following page provides a snapshot of the fund's portfolio characteristics as of 10/31/99 and is not indicative of its composition after that date. The terms used below are defined on page 14. A complete list of the securities in the fund's portfolio as of 10/31/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                        SCHWAB ANALYTICS FUND                  PEER GROUP AVERAGE+
-----------------------------------------------------------------------------------------------------------------------------
Number of Issues                                                    84                                   131
-----------------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                      $47,855+                              $45,601
-----------------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                        33.2+                                 33.6
-----------------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                             9.0+                                  8.0
-----------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                    0.45%+                                0.47%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             99%                                   75%
-----------------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                   1.05+                                 0.95
-----------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                     0.75%*                                1.34%
-----------------------------------------------------------------------------------------------------------------------------

 * Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00.

+ Source: Morningstar. This information is as of 10/31/99 and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 2,173 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 10/31/99

Business Machines and Software  15.8%
Healthcare/Drugs and Medicine   14.2%
Electronics                     10.0%
Telephone                        9.7%
Miscellaneous Finance            8.9%
Retail                           7.8%
Banks                            4.5%
Oil-International                3.9%
Media                            3.4%
Insurance                        3.1%
Other                           18.7%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EQUITY INVESTMENT STYLE BOX(1)
                                 AS OF 10/31/99

-Style-
Value    Blend  Growth  -Market Cap-
             x                 Large
                              Medium
                               Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS

-------------------------------------------
Microsoft Corp.                       4.88%
-------------------------------------------
Bristol-Myers Squibb Co.              3.55%
-------------------------------------------
Cisco Systems, Inc.                   3.43%
-------------------------------------------
Citigroup, Inc.                       3.31%
-------------------------------------------
Wal-Mart Stores, Inc.                 3.16%
-------------------------------------------

-------------------------------------------
Nortel Networks Corp.                 2.80%
-------------------------------------------
Johnson & Johnson                     2.52%
-------------------------------------------
Tribune Co.                           2.34%
-------------------------------------------
BellSouth Corp.                       2.27%
-------------------------------------------
General Electric Co.                  2.27%
-------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 10/31/99. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

GERI HOM--vice president and senior portfolio manager, has primary responsibility for the day-to-day management of the fund's portfolio. Geri joined CSIM in March 1995 as portfolio manager and was promoted to her current position in December 1996. She currently manages approximately $17 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

PRAVEEN GOTTIPALLI--portfolio manager, is director of investments for Symphony Asset Management (Symphony), a wholly owned subsidiary of BARRA, Inc., and the fund's sub-adviser. He joined Symphony in May 1994. Prior to that, Praveen was director of the Active Strategies Group of BARRA, Inc. BARRA, founded in 1975, provides innovative analytical models, software, and services. Symphony, subject to the supervision of CSIM, provides investment assistance and day-to-day management of the fund's non-cash investments, as well as investment research and statistical information.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. As shown in the MARKET OVERVIEW section, large-cap equity returns continued to be the strongest performing major asset class for the one-year period. The Schwab Analytics Fund achieved a total return of 35.20% for the one-year period ended October 31, 1999. That return exceeded the average large-cap fund by 11.59% according to data provided by Morningstar, Inc. From its inception on July 1, 1996, through October 31, 1999, the fund's average annual total return of 27.25% exceeded the average large cap fund by 6.61%. As shown in the table below, the fund also out-performed the S&P 500 Index for the reporting period and has achieved a total return 1.54% greater than to the S&P 500 Index since its inception on July 1, 1996.

                                                AVERAGE ANNUAL RETURNS
                                         ------------------------------------
                                          ONE     THREE          SINCE
                                          YEAR    YEARS    INCEPTION (7/1/96)
-----------------------------------------------------------------------------
Schwab Analytics Fund                    35.20%   26.61%         27.25%
-----------------------------------------------------------------------------
S&P 500 Index                            25.67%   26.52%         25.71%
-----------------------------------------------------------------------------

Q. HOW ARE THE HOLDINGS OF THE SCHWAB ANALYTICS FUND DIFFERENT FROM THE STOCKS IN THE S&P 500-REGISTERED TRADEMARK- INDEX?

A. First, there are significantly fewer holdings in the fund--84 as of October 31, 1999. The fund's management team monitors approximately 1,300 companies with current market capitalizations of $500 million or more. This universe of large and medium sized companies is then narrowed down to 50 to 100 that our computer model identifies as having the best return potential based on valuation factors, projections of analysts identified for their superior forecasting skills and insider selling activity.

Second, although historically the average market capitalization of the fund is somewhat smaller than the S&P 500 Index, during the most recent reporting period, the average market capitalization increased, relative the S&P 500 Index. Because the management team selects securities from a universe of 1,300 companies, the fund can have relatively more or less mid-cap exposure through holdings in non-S&P 500 companies. Historically, the fund has maintained approximately 10% to 20% of its holdings in companies outside the S&P 500 Index. This percentage was maintained at approximately 10% during the reporting period. These non-index stocks, as a group, had a smaller average market capitalization than the S&P 500 Index.

Finally, from an investment style perspective, the fund often has more of a value orientation than the S&P 500 Index. Frequently, the fund's selection criteria will favor stocks with a value orientation, or those stocks with relatively lower price-to-earnings and/or price-to-book value ratios. During this particular reporting period, this was not the case--the fund's growth/value orientation was very similar to the S&P 500 Index.

Q. WHICH ELEMENTS OF THE FUND'S STRATEGY HAVE WORKED PARTICULARLY WELL?

A. Successful stock selection and holding many strong performers while avoiding many negative performing stocks accounted for the majority of the fund's positive
12
performance relative to the S&P 500 Index. Throughout most of the reporting period the fund was not significantly different than the S&P 500 Index in terms of industry sector weights, style (growth vs. value) or market capitalization. The fund was slightly tilted toward growth oriented stocks, relative to the S&P 500 Index, at the close of the period.

Q. OF THOSE STOCKS HELD BY THE FUND AT THE CLOSE OF THE REPORTING PERIOD, WHICH HAD EXPERIENCED THE GREATEST APPRECIATION SINCE BEING ACQUIRED BY THE FUND?

A. The five stocks with the greatest appreciation as of the close of the reporting period were:

                                       PERCENTAGE      PERCENTAGE OF
                         INITIAL     APPRECIATION(1)       TOTAL
                       ACQUISITION        SINCE          INVESTMENT
                          DATE          INCEPTION        (10/31/99)
---------------------------------------------------------------------
Sun Microsystems Inc.    1/22/99          76.9%             2.3%
---------------------------------------------------------------------
Commscope Inc.          12/28/98          63.6%             1.8%
---------------------------------------------------------------------
Amgen Inc.               2/16/99          29.8%             1.4%
---------------------------------------------------------------------
General Elec Co.         6/28/96          28.6%             2.4%
---------------------------------------------------------------------
Intel Corp.              6/28/96          26.6%             1.7%
---------------------------------------------------------------------

(1) Past performance does not guarantee future results. This information measures the percentage change of each stock's price from the acquisition by the fund through 10/31/99. It is not intended to show, predict or guarantee future holdings, composition or performance of the fund, and it should not be considered recommendation for any specific security.

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.
14

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

SCHWAB ANALYTICS FUND(R)
SCHEDULE OF INVESTMENTS

October 31, 1999

                               Number        Value
                              of Shares     (000s)
                              ---------    --------
----------------------------------------------------------
COMMON STOCK -- 94.4%
----------------------------------------------------------
AEROSPACE / DEFENSE -- 1.6%
----------------------------------------------------------
General Dynamics Corp.          40,600     $  2,251
United Technologies Corp.       41,300        2,499
                                           --------
                                              4,750
                                           ---------
-----------------------------------------------------------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLES -- 1.0%
-----------------------------------------------------------
Ford Motor Co.                  38,600        2,118
Navistar International Corp.+   17,500          730
                                            -------
                                              2,848
                                            -------
------------------------------------------------------------
BANKS -- 4.5%
------------------------------------------------------------
Chase Manhattan Corp.           25,300        2,211
City National Corp.             92,600        3,588
Firstar Corp.                   91,500        2,688
Hudson United Bancorp.          34,300        1,078
Roslyn Bancorp., Inc.           56,800        1,100
SouthTrust Corp.                57,300        2,292
                                            -------
                                             12,957
                                            -------
-------------------------------------------------------------
BUSINESS MACHINES & SOFTWARE -- 15.6%
-------------------------------------------------------------
3Com Corp.+                     54,800        1,589
Cisco Systems, Inc.+           132,300        9,790
Concord Communications, Inc.+   48,900        2,540
Dell Computer Corp.+           100,200        4,021
International Business
  Machines Corp.                17,300        1,702
Lexmark International Group, Inc.,

  Class A+                      36,000        2,810
Microsoft Corp.+               150,500       13,931
Novell, Inc.+                  119,200        2,391
Sun Microsystems, Inc.+         59,000        6,243
                                            -------
                                             45,017
                                            -------
-------------------------------------------------------------
BUSINESS SERVICES -- 1.1%
-------------------------------------------------------------
America Online, Inc.+           24,000        3,112
                                            -------
-------------------------------------------------------------
CHEMICAL -- 0.9%
-------------------------------------------------------------
E. I. du Pont de Nemours & Co.  42,200        2,719
                                            -------
-------------------------------------------------------------
CONSUMER - NONDURABLE -- 1.2%
-------------------------------------------------------------
Darden Restaurants, Inc.       139,500        2,659
McDonald's Corp.                18,400          759

                                            -------
                                              3,418

                                            -------

                                Number       Value
                              of Shares      (000s)
                                ---------   --------
-------------------------------------------------------------
ELECTRONICS -- 9.9%
-------------------------------------------------------------
Analog Devices, Inc.+           26,000      $ 1,381
Cable Design Technologies
 Corp.+                         64,100        1,242
Cadence Design Systems, Inc.+   92,600        1,406
CommScope, Inc.+               123,400        4,921
Intel Corp.                     59,000        4,569
LSI Logic Corp.+                25,800        1,372
Lucent Technologies, Inc.       48,890        3,141
Smart Modular Technologies,
 Inc.+                          43,000        1,596
Tellabs, Inc.+                  48,500        3,068
Texas Instruments, Inc.         64,600        5,798
                                            -------
                                             28,494
                                            -------
-------------------------------------------------------------
ENERGY - RAW MATERIALS -- 1.1%
-------------------------------------------------------------
ENSCO International, Inc.       55,800        1,081
Occidental Petroleum Corp.      89,200        2,035
                                            -------
                                              3,116
                                            -------
-------------------------------------------------------------
FOOD & AGRICULTURE -- 2.6%
-------------------------------------------------------------
General Mills, Inc.             22,500        1,962
IBP, Inc.                       82,300        1,970
Quaker Oats Co.                 30,900        2,163
Sara Lee Corp.                  50,300        1,361
                                            -------
                                              7,456
                                            -------
-------------------------------------------------------------
HEALTHCARE / DRUG & MEDICINE -- 14.1%
-------------------------------------------------------------
Allergan, Inc.                  39,000        4,188
Amgen, Inc.+                    48,000        3,828
Baxter International, Inc.      39,700        2,576
Bristol-Myers Squibb Co.       131,800       10,124
Johnson & Johnson               68,600        7,186
Merck & Co., Inc.               56,000        4,455
Schering-Plough Corp.           95,200        4,712
Warner Lambert Co.              44,200        3,528
                                            -------
                                             40,597
                                            -------
-------------------------------------------------------------
INSURANCE -- 3.1%
-------------------------------------------------------------
American International Group,
 Inc.                           20,000        2,059
AXA Financial, Inc.            158,000        5,066
Marsh & McLennan Cos., Inc.     23,100        1,826
                                            -------
                                              8,951
                                            -------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                               Number        Value
                              of Shares     (000s)
                              ---------     --------
-------------------------------------------------------------
MEDIA -- 3.4%
-------------------------------------------------------------
McGraw Hill Cos., Inc.          35,200      $ 2,099
Tribune Co.                    111,200        6,672
Washington Post Co.              1,700          905
                                            -------
                                              9,676
                                            -------
-------------------------------------------------------------
MISCELLANEOUS FINANCE -- 8.8%
-------------------------------------------------------------
Capital One Financial Corp.     46,700        2,475
Citigroup, Inc.                174,450        9,442
Fannie Mae                      33,300        2,356
Freddie Mac                     37,500        2,027
Lehman Brothers Holdings, Inc.  20,000        1,474
Morgan Stanley Dean Witter
  Discover & Co.                36,700        4,048
Providian Financial Corp.       33,100        3,608

                                            -------
                                             25,430
                                            -------
-------------------------------------------------------------
NON-FERROUS METALS -- 0.3%
-------------------------------------------------------------
Engelhard Corp.                 56,800        1,001
                                            -------
-------------------------------------------------------------
OIL - INTERNATIONAL -- 3.8%
-------------------------------------------------------------
Chevron Corp.                   25,000        2,283
Exxon Corp.                     22,000        1,629
Royal Dutch Petroleum Co. -

  Sponsored ADR                 68,000        4,076
Texaco, Inc.                    50,800        3,118
                                            -------
                                             11,106
                                            -------
-------------------------------------------------------------
PRODUCER GOODS & MANUFACTURING -- 2.2%
General Electric Co. (b)        47,700        6,466
                                            -------


                               Number        Value
                              of Shares     (000s)
                              ---------     -------
-------------------------------------------------------------
RETAIL -- 7.7%
-------------------------------------------------------------
Gap, Inc.                      183,537      $ 6,814
Kroger Co.+                     80,000        1,665
Tandy Corp.                     40,800        2,568
TJX Cos., Inc.                  75,900        2,059
Wal-Mart Stores, Inc.          159,100        9,019
                                            -------
                                             22,125
                                            --------
-------------------------------------------------------------
TELEPHONE -- 9.6%
-------------------------------------------------------------
AT&T Corp.                      22,400        1,047
Bell Atlantic Corp.             25,400        1,649
BellSouth Corp.                143,900        6,476
CenturyTel, Inc.               103,500        4,185
Cincinnati Bell, Inc.+          94,700        1,971
GTE Corp.                       37,700        2,828
Nortel Networks Corp.          128,800        7,978
US West, Inc.                   25,700        1,569
                                            -------
                                             27,703
                                            -------
-------------------------------------------------------------
TRAVEL & RECREATION -- 0.7%
-------------------------------------------------------------
Harrah's Entertainment, Inc.+   70,200        2,031
                                            -------
-------------------------------------------------------------
UTILITIES - ELECTRIC & GAS -- 1.2%
-------------------------------------------------------------
Edison International            58,000        1,718
Public Service Enterprise
 Group, Inc.                    41,900        1,658
                                            -------
                                              3,376
                                            -------
TOTAL COMMON STOCK

  (Cost $193,544)                           272,349
                                            -------

SCHWAB ANALYTICS FUND(R)
SCHEDULE OF INVESTMENTS (concluded)

October 31, 1999

                                 Par         Value
                               (000s)       (000s)
                              ---------     -------
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.1%
-------------------------------------------------------------
U.S. Treasury Bill (a)(b)

   4.71%, 12/16/99              $  300       $  298
                                             -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $298)                                   298
                                             -------


                               Number        Value
                              of Shares     (000s)
                              ---------     --------
-------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.4%
-------------------------------------------------------------
Provident Institutional

  TempCash, 5.01%*          12,658,748     $ 12,659
                                           --------
TOTAL SHORT-TERM INVESTMENTS

  (Cost $12,659)                             12,659
                                           --------
TOTAL INVESTMENTS -- 98.9%

  (COST $206,501)                           285,306
                                           --------
OTHER ASSETS AND LIABILITIES, NET -- 1.1%
  Other assets                                9,467
  Liabilities                                (6,118)
                                           --------
                                              3,349
                                           --------
TOTAL NET ASSETS -- 100.0%                 $288,655
                                           ========


NOTES TO SCHEDULE OF INVESTMENTS
October 31, 1999

 +   Non-income producing security.
 *   Interest rate represents the yield on report date.

ADR -- American Depository Receipt.

(a) Yields shown are effective yields at time of purchase.

(b) These securities, or portion thereof, are being used to collateralize open futures contracts.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(R)

STATEMENT OF ASSETS AND LIABILITIES (in thousands)

October 31, 1999

ASSETS

Investments, at value (Cost: $206,501)                      $285,306
Amounts on deposit with broker                                   630

Receivables:

   Investments sold                                              955
   Fund shares sold                                            7,519
   Variation margin                                              130
   Dividends                                                     195
   Interest                                                       19
Prepaid expenses                                                  19
                                                            --------
     Total assets                                            294,773
                                                            --------
LIABILITIES
Payables:
   Investments purchased                                       5,590
   Fund shares redeemed                                          403
   Investment advisory and administration fees                    31
   Transfer agency and shareholder service fees                   18
Accrued expenses                                                  76
                                                           ---------
     Total liabilities                                         6,118
                                                           ---------
Net assets applicable to outstanding shares                $ 288,655
                                                           =========
NET ASSETS CONSIST OF:
Paid-in capital                                             $183,746
Undistributed net investment income                              630
Accumulated net realized gain on investments sold
 and futures contracts                                        25,329
Net unrealized appreciation on investments and futures
 contracts                                                    78,950
                                                            --------

                                                            $288,655
                                                            ========
PRICING OF SHARES

Outstanding shares, $0.00001 par value (unlimited shares
 authorized)                                                  15,263
Net asset value, offering and redemption price per share     $ 18.91

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(R)
STATEMENT OF OPERATIONS (in thousands)
For the year ended October 31, 1999
  Investment income:

   Dividends (net of foreign tax withheld of $7)             $ 2,356
   Interest                                                      183
                                                             -------
     Total investment income                                   2,539
                                                             -------
Expenses:

   Investment advisory and administration fees                 1,401
   Transfer agency and shareholder service fees                  584
   Custodian fees                                                 27
   Portfolio accounting fees                                      35
   Registration fees                                              44
   Professional fees                                              23
   Shareholder reports                                            39
   Trustees' fees                                                  5
   Other expenses                                                  8
                                                              ------
                                                               2,166

Less: expenses reduced (see Note 4)                             (414)
                                                             -------
     Net expenses incurred by fund                             1,752

                                                             -------
Net investment income                                            787
                                                             -------
Net realized gain on investments and futures contracts:

   Net realized gain on investments sold                      25,545
   Net realized gain on futures contracts                         44

                                                             -------
     Net realized gain on investments and futures contracts   25,589
                                                             -------
Change in net unrealized appreciation on investments and futures contracts:

   Net unrealized appreciation on investments                 40,822
   Net unrealized appreciation on futures contracts               54

                                                             -------
     Net unrealized appreciation on investments and futures
 contracts                                                    40,876
                                                             -------
Net gain on investments                                       66,465

                                                             -------
Increase in net assets resulting from operations             $67,252
                                                             =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(R)

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the years ended October 31,


                                                                                        1999       1998
                                                                                       -------    -------
Operations:
   Net investment income                                                             $    787    $  1,281
   Net realized gain on investments and futures contracts                              25,589       7,130
   Change in net unrealized appreciation on investments and futures contracts          40,876      18,940
                                                                                     --------    --------
   Increase in net assets resulting from operations                                    67,252      27,351
                                                                                     --------    --------
Dividends and distributions:

   Dividends to shareholders from net investment income                                (1,124)     (1,345)
   Distributions to shareholders from net capital gains                                (7,390)    (14,558)
                                                                                     --------    --------
   Total dividends and distributions to shareholders                                   (8,514)    (15,903)
                                                                                     --------    --------
Capital share transactions:

   Proceeds from shares sold                                                           90,154      72,094
   Net asset value of shares issued in reinvestment of dividends                        7,968      14,976
   Payments for shares redeemed                                                       (59,718)    (56,877)
                                                                                     --------    --------
   Increase in net assets from capital share transactions                              38,404      30,193
                                                                                     --------    --------
Total increase in net assets                                                           97,142      41,641

Net assets:

   Beginning of period                                                                191,513     149,872
                                                                                     --------    --------
   End of period (including undistributed net investment

     income of $630 and $965, respectively)                                          $288,655    $191,513
                                                                                     ========    ========

Number of fund shares:

   Sold                                                                                 5,132       5,018
   Reinvested                                                                             499       1,179
   Redeemed                                                                            (3,510)     (3,975)
                                                                                     --------    --------
   Net increase in shares outstanding                                                   2,121       2,222

Shares outstanding:

   Beginning of period                                                                 13,142      10,920
                                                                                     --------    --------
   End of period                                                                       15,263      13,142
                                                                                     ========    ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                              11/1/98-       11/1/97-          11/1/96-          7/1/96-
  SCHWAB ANALYTICS FUND(R)                    10/31/99       10/31/98          10/31/97         10/31/96
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            14.57          13.72            11.01           10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations:

    Net investment income                         0.06           0.10             0.13             0.05
    Net realized and unrealized gain
      on investments                              4.94           2.20             2.79             0.96
------------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations       5.00           2.30             2.92             1.01
 Less distributions:
    Dividends from net investment income         (0.09)         (0.12)           (0.08)              --
    Distributions from capital gains             (0.57)         (1.33)           (0.13)              --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                          (0.66)         (1.45)           (0.21)              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD               $ 18.91        $ 14.57          $ 13.72           $11.01
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%)                                35.20          18.37            26.83            10.10(1)

RATIOS/SUPPLEMENTAL DATA (%)

------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to average
   net assets                                     0.75           0.75             0.74             0.75(2)
 Expense reductions reflected in above ratio      0.18           0.37             0.41             0.76(2)
 Ratio of net investment income to average
   net assets                                     0.34           0.70             1.04             1.41(2)
 Portfolio turnover rate                            99            115              120               33
 Net assets, end of period ($ x 1,000)         288,655        191,513          149,872           97,789

 1 Not annualized.
 2 Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1999

(All currency amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUND

The Schwab Analytics Fund(R) (the "fund") is a series of Schwab Capital Trust (the "trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended.

In addition to the fund, the trust also offers the Schwab Total Stock Market Index Fund(TM), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio, Schwab MarketManager International Portfolio, Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the fund's investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

FUTURES CONTRACTS -- The fund may invest in futures contracts. The fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time is was opened and the time it was closed.

The fund will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in the fund's statement of operations at any given time.

As of October 31, 1999, the fund had the following S&P 500 Index futures contracts:

   Number of                                                  Unrealized
    Contacts       Contract Value         Expiration          Appreciation
   ----------      --------------        ------------         -------------
       20              $6,881              12/17/99               $145

The cash and eligible securities on deposit with a broker available to cover margin requirements for open financial futures contracts at October 31, 1999 were $630 and $298, respectively. The fund has segregated short-term investments for the remaining portion of the contracts.

EXPENSES -- Expenses arising in connection with the fund are charged directly to the fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is the fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The fund is considered a separate entity for tax purposes.

At October 31, 1999 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $78,950 of which $81,327 related to appreciated securities and $2,377 related to depreciated securities.

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2 for the fund has been reclassified from paid-in capital to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets, and 0.49% of such net assets over $500 million. Prior to March 1, 1999, the fund paid an annual fee, payable monthly, of 0.74% on the first $1 billion of average daily net assets, and 0.69% on the next $1 billion and 0.64% of such net assets over $2 billion. The investment adviser has reduced a portion of its fee for the year ended October
31, 1999 (see Note 4).

SUB-ADVISORY AGREEMENT -- The investment adviser has a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony") to serve as sub-adviser to the fund.Symphony does not receive compensation directly from the fund. However, the investment adviser pays Symphony an annual fee, payable monthly, of 0.20% of the fund's average daily net assets on the first $300 million, 0.15% of the next $500 million, and 0.10% of such net assets over $800 million.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of the fund's average daily net assets for transfer agency services and 0.20% of such net assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser and/or Schwab. During the year ended October 31, 1999, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The fund incurred fees aggregating $5 related to the trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least February 29, 2000, the fund's total operating expenses will not exceed 0.75% of the fund's average daily net assets, after waivers and reimbursements. For purposes of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items.

For the year ended October 31, 1999, the total of such fees reduced by the investment adviser was $414.

5.  BORROWING AGREEMENTS

The trust has lines of credit arrangements with PNC Bank, N.A., Bank of America NT & SA and The Bank of New York whereby the trust may borrow on behalf of the fund, on a temporary basis, to fund shareholder redemptions. The trust may borrow an aggregate amount of up to $100 million from PNC Bank N.A., $100 million from Bank of America NT & SA and $250 million from The Bank of New York. Amounts borrowed under these arrangements bear interest at periodically negotiated rates and may be collateralized by the assets of the fund. As of October 31, 1999, there were no outstanding borrowings under this arrangement on behalf of the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations and U.S. Government securities, for the year ended October 31, 1999, were $247,644 and $227,741, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of

Schwab Analytics Fund(R)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Analytics Fund (one of the portfolios constituting Schwab Capital Trust, hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the year then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
December 9, 1999

TAX DESIGNATIONS (unaudited)

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Schwab Analytics Fund hereby designates 21% of the ordinary income dividends as qualifying for the dividends received deduction for the fiscal year ended October 31, 1999.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.-Registered Trademark-

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

SCHWABFUNDS-REGISTERED TRADEMARK-

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C- 1999 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. MKT3811-2 (12/99)

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.

         A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.

               A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.